Exhibit 10.2

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Ed Murray, WY Secretary of State
FILED: 06/21/2017 09:55 AM
ID: 2017-000758776

Foreign Profit Corporation
Articles of Domestication

Pursuant to W.S. 17-16-1801 the undersigned hereby applies for a Certificate of Domestication.

1. Corporation name:

Eline Entertainment Group, Inc.

2. Incorporated under the laws of: Nevada
(State of formation)

3. Date of incorporation: 06/12/1997
(mm/dd/yyyy)

4. Period of duration: Perpetual
(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")

5. Mailing address of the corporation:

224 Datura #1015
West Palm Beach, FL, 33401

6. Principal office address:

Same

7. Name and physical address of its registered agent:
*(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. **The registered agent must have a physical address in Wyoming.** If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed **in addition to a physical address.**)*

Name: Registered Agents, Inc.

Address: 412 N. Main St. #100
Buffalo, WY 82834

*(If mail is received at a Post Office Box, please list above **in addition to the physical address.**)*

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

The Company is a nutritional supplement company offering vitamin and mineral supplements such as stress release, joint and heart health, and weight-loss products, skin care, healthy hair and anti-aging.

Received
JUN 16 2017
Secretary of State
Wyoming

JUN - 6 2017
Secretary of State
Wyoming

FP-ArticlesDomestication - Revised February 2017

REQUIRED ATTACHMENTS TO INCLUDE WITH THE FILING: I A certified copy of its original articles of incorporation and all amendments currently certified within the last six (6) months by the proper officer of the state of formation . I The complete d application must be accompanie d by an original certificate of existence/good standing , dated not more than thirty (30) days prior to filing in Wyoming , duly authenticated by the Secretary of State or other official having custod y of corporate records in the state of formation . I I 9. Names and usual business addresses of its current officers and directors: Office President Vice President Address !Miro Zecevic Secretary Treasurer Director 1224 Datura #1015 West Palm Beach, FL, 33401 s :tSbl sci Si ;31 M Director Director 10. Aggregate number of shares or other ownership units which it has the authority to issue. (Itemize by classes, par value of shares, shares without par value and series, if any, within a class.) 1o,ooo,000,000 Common Shares, 5,000,000 Class A Preferred Shares 11. Aggregate number of issued shares or other ownership units. (Itemize by classes, par value of shares, shares without par value and series, if any, within a class.) 2,664,529,727 Common Shares Issued, 3,000,000 Class A Preferred Issued 12. The corporation a pts the constitution of the state of Wyoming in compliance with the requirement of n 5 r h i/onstiru/ Date : I O ( m S m / 1 / d 6 d l / y 2 y y 0 y 1 ) 7 1 1 Signature: - .. - . = . .." - :.. - - :... - =.. / - = - V - = - - = \ - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - - = - -- = - - . - Print Name: I Miro Zecevic Title: I President Daytime Phone Number: ! . . ( 5 . _6_1_ ) _6_4_ 4 6_36_3 I Contact Person : . I . M . _ir_o_Z_e_c_e_v_ic ,I Email: jmiro@minamargroup.com (Email provided will receive annual report reminders and filing evidence) *May list multiple email addresses , FP - ArticlesDomestication - Revised February 2017

Ed Murra

Wyoming

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, REGISTERED AGENTS INC. , registered office located at
(name of registered agent)

412 N. MAIN STREET, STE 100, BUFFALO, WY 82834 voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Eline Entertainment Group, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: Bill Havre **Date:** 05/30/2017
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: BILL HAVRE Daytime Phone: (307) 200-2803

Title: Assistant Secretary Email: reports@registeredagentsinc.com

Registered Agent Mailing Address (if different than above):

*** If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

RAConsent – Revised October 2015

STATE OF NEVADA BARBARA K. CEGAVSKE s,a·etmy of St mt KIMBERLEY PERONDJ Dep11ty Sec:rt!ltN)' for Co11111111rdnl Rl!cardmgs Co11u,1erclal Recordings Division 202 N. Canon street Canon City, NV 89701 - 4201 Telephone (17 .S) 684 - .5708 Fax(l7.S) 684 - 7138 OFFICE OF TIIE SECRETARY OF STATE Certified Copy May 24, 2017 Job Number: Reference Number: Expedite: Through Date: C20170523 - 2294 00010644148 - 38 The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report . Document Number(s) C12526 - 1997 - 001 C12526 - 1997 - 007 Cl2526 - 1997 - 008 Cl2526 - 1997 - 010 C12526 - 1997 - 01l C12526 - 1997 - 013 20050460326 - 98 00002350831 - 82 20090577302 - 65 20090858010 - 93 20110003868 - 99 20150532487 - 77 Description Articles of Incorporation Amendment Amendment Amendment Amendment Amendment Certificate ofDesignation Amendment Certificate ofDesignation Amendment Amendment Certificate of Designation Number or Pages 9 Pages/I Copies 1 Pages/I Copies 2 Pages/I Copies 2 Pages/I Copies 1 Pages/l Copies 1 Pages/I Copies 2 Pages/l Copies 1 Pages/I Copies 5 Pages/I Copies 1 Pages/I Copies 1 Pages/I Copies 1 Pages/I Copies Commercial Recording Division 202 N. Carson Street Carson City, Nevada 897014201 Telephone (775) 684 - 5708 Fa, (775) 684 - 7138

Respectfully, K. - Barbara K. Cegavske Secretary of State Certified By: Jennifer Wilton Certificate Number: C20170523 - 2294 You may verify this certificate online at http://www.nvsos.gov/

Filed in the office of - Ross Miller Secretary of State State ofNevada Document Number 20160323281 - 88 FilmgDate and Time 07/21/2016 2:42 PM Entity Number E0359192014 - 3 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov 1111111 11111111111111111111 1111111111111 •090303• Certificate of Change Pursuant to NRS 78.209 US£ BLACK INK ONLY • DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Change filed Pursuant to NRS 1a.209 For Nevada Profit Corporations 1. Name of corporation: ELINE ENTERTAINMENT GROUP. INC. 2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders. 3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 1.888.000,000.@ par \ aluc $.001 4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 10,000.000,000. @ par value $.001 5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: NiA 6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: NIA 7. Effective date and time of filing: (optional) uired) Date: July 22. 2016 Time: (must not be later than 90 days after the certificate is filed) ·,, , . ;• .. ' .. _. (.• ... X Slgnatur Title IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate tees. Nevada secretary of State Stock Sp;rt RFloVIC:. - 1.s:...1c..

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 12 1997
C12526-97
DEAN HELLER SECRETARY OF STATE

INVOICE #
$125 Bmr

Filed in the office of	Document Number C12526-1997-001
Dean Heller Secretary of State State of Nevada	Filing Date and Time 06/12/1997 12:00 AM
	Entity Number C12526-1997

ARTICLES OF INCORPORATION

OF

RAPID RETRIEVAL SYSTE

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a Corporation under and pursuant to the laws of the State of Nevada, and we do hereby certify that:

ARTICLE I - NAME: The exact name of this Corporation is:

Rapid Retrieval Systems, Inc

ARTICLE II - RESIDENT AGENT:

The Resident Agent of the Corporation is Max C. Tanner, Esq., The Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, Las Vegas, Nevada 89121.

ARTICLE III - DURATION: The Corporation shall have perpetual existence.

ARTICLE IV - PURPOSES. The purpose, object and nature of the business for which this Corporation is organized are:

(a) To engage in any lawful activity,

(b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

ARTICLE V - POWERS: The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed. In addition, the Corporation shall have the following specific powers:

(a) To elect or appoint officers and agents of the Corporation and to fix their compensation;

(b) To act as an agent for any individual, association, partnership, corporation or other legal entity;

(c) To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, or governments;

(d) To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus;

(e) To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes, and in time of war, to make donations in aid of war activities

ARTICLE VI - CAPITAL STOCK:

Section 1. Authorized Shares. The total number of shares which this Corporation is authorized to issue is 25,000,000 shares of Capital Stock at $.001 par value per share as set forth in subsections (a) and (b) of this Section 1 of Article VI.

(a) The total number of shares of Common Stock which this Corporation is authorized to issue is 20,000,000 shares at $.001 par value per share.

(b) The total number of shares of Preferred Stock which this Corporation is authorized to issue is 5,000,000 shares at $.001 par value per share, which Preferred Stock may contain special preferences as determined by the Board of Directors of the Corporation, including, but not limited to, the bearing of interest and convertibility into shares of Common Stock of the Corporation.

Section 2. Voting Rights of Shareholders. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Articles shall not be amended in this particular.

Section 4. Pre-emptive Rights. Except as may otherwise be provided by the Board of Directors, no holder of any shares of the stock of the Corporation, shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

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. . 1 Section 5 . & .. o . dcJliairts d 0 . ptions . The Corporation shall h : ve the power to Cl'l" 41 lr and issue rights . 'Nm 8 Jlts, or options entitling the hoklcrs thereof to purchase fiom the corporation any shares of lts capital stock of any class or cla»ses, upon such tenn : , and conditions and at such times and prices as the Board ofDircctors rnay provide, wMch ier . -- : , and cundilions shall l,e i'?l : Orporat . ad in an instrument or instrument! evidencing such ripL, . In the absence of fi'auci, the judgmmt of theDirecwrs u to the adequacy of consideration fol' the issuance of such rights or options and the sufficiency thereof shalt b .: , conclusive . ARTICLE VJI - ASSJ ; sSMENT OF srOCK : The capital stock of this Corporadou . after the amount of the subsc : iption price bas been fully paid in, shall not be assessable for any purpose, and no stock Issued u fully pt'id up shall ever be assessable or assessed . The holders of such stock shall not be hdividually responsible for the debts, contracts, or tji,f,!Jities . ,f the Corporation and sl'laJJ not be li • le for assessments to =ore impainnents in,ti et . ital of it Corporation . A - :11CLE vm - DIRF.CTORS: For the ma11agement of the business, and "o: ··• r.onduct of the af. .· .s of the Corporation. and for the future definition, limitation, anu regul11tiun of the poY.ers of the Corporation wid its directors and shareholdt:rs, : . ·., fur.her pro11ifl : Section l . Size o(Board . ·i'he members .. if the so,·"' - 1 :. - : g bu ', : ,t the Corporation shall be styled directors . The number of directors of the c ; orporaLior,, t, . ei, . 1 uolifications, terms of office, manner of election, time and place of meeting . ia . "'!d r . ,wers and cuiies ... ba \ J be such as are pre. - :;:ibed by statute and in the by - Jaws of!he Coryio1ati n. Thi! r1autt . .md pt. 'St office ado,es= 'lf the directors constituting the first board u: - !:rectors, which shall be One {I) in numberar.· NAME J MaxC. Ta:1n::.r 29S0 East Flamingo Roatf, l:iuite G Las Vegas, NV 89121 Section 2 . Powers o(Bmwi . In furtherance and not in limitation oftt . e powers conferred by the laws Clf the State r . f Neva . - , th"! Board of Directors is pressly authorized and empowered : {b) Subject : o the applh' : able provisions of the By - La s then in effect, tn detennine, from time to time, wlh}lher and to what extent . and at •• 11 . at times : mc . i places . and under what conditior . s and regulntions, the 1 o .: r . ounts and books i the Corporati . "I, or any of them, shall be open to shareholder inspection . No shareblder shall have any right to inspect any of the account . l,ooks or documents of the Corporation, except as permitted by law, unless and until authorized to do so by . - . solution or t! : e Board of Directors or of the Shareholders l'lfthe C .. irporation ; J • r, -- - (a) To make, alter, amend, and repeal the B;, - Laws sul:>ject to the !)Ower of the ii shareholders to alter or repeal the By - Laws Ulade by the Board ofOi: - :ctvrs.

. . • (c) To issue stock of the Corporation for money, ,roperty, services rendered. labor perfonned, cam advanced, acquisitions for other corporations or for any other ISletl of value in accordanr"' with · .: he action Jf the bocrd of direcl . ors without vote "' consent of the ahareholden an : I the judpient of the board of directors as to value received and in return theref 01 ,, sliall be oonclll . " :.. - e and said stoclc . , when issued, shall l}e 'ully - pair 1 and non • assessable . {uJ To authorize 1111 d issue, without sharchuJder consent . obligations of the Corp : - , . adon . s, : cured and unsecured, under such terms and conditions as the Board, in ita Sl'le discretion . may determine, and to pledge or mortgage, u securit ; y therefore, any rt : 111 or personal property ofth" Corporition . including aftci - acquired property . (e) To detenrune whether . any ar . ' . if so, what part, of the wrne - J surplu 3 of the r 1 ) 0 f'Btion shall be paid in

(c) To issue stock of the Corporation for money, property, services rendered, labor performed, cash advanced, acquisitions for other corporations or for any other assets of value in accordance with the action of the board of directors without vote or consent of the shareholders and the judgment of the board of directors as to value received and in return therefor shall be conclusive and said stock, when issued, shall be fully-paid and non-assessable.

(d) To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property;

(e) To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus;

(f) To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;

(g) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

(h) To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the By-Laws, shall have and may exercise the powers of the Board;

(i) To provide for the reasonable compensation of its own members by By-Law, and to fix the terms and conditions upon which such compensation will be paid;

(j) In addition to the powers and authority herein before, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the By-Laws of the Corporation.

Section 3. Interested Directors. No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of

4

the Board of Direc :s which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have nonetheless ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.

ARTICLE IX - LIMITATION OF LIABILITY OF OFFICERS OR DIRECTORS: The personal liability of a director or officer of the corporation to the corporation or the Shareholders for damages for breach of fiduciary duty as a director or officer shall be limited to acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.

ARTICLE X - INDEMNIFICATION: Each director and each officer of the corporation may be indemnified by the corporation as follows:

(a) The corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suite or proceeding, by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b) The corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner which he reasonably believed to be

5

• - (c) in or not opposeJ to the best interests of the corporation . L" 1 demnification may not be made for any claim, ;; sue or matte . · u to v,b 1 ch su ..;. a person bu been adjudged by a court, f competent jua isdiction, mter exhaustion of all appeals there tom, to be Hable to corporation or for amounts paid in settlffltelll to the corporation . unless r . nc only to the extent Cllt the court in which the action or IWt wu brought or other court of competent jtuisdiction determines upon application t . hl!t in view of' all the circumstances of the case the person is flurly and rea . sc,aably entitled to indemnity for such expense . " Ii! the court deems prupur . To the extent that a director, officer, employee or 11 gcnt of • corporation hH been successful "' . a the merits or otherwise in defense rf any action . suit or prow,ding referre . 1 to in subsections (a) and (b} oftliis Article, or in defense of any claim, issue or matter \ herein, he muat be ir . demnified by the COl'f'Oration q,!nst expenses, including attorney's fee : s, actually and reasonably incurred by nir, . : . a connection with the defense . (d) Ar .; indemnificntion under subsections (a) and (b) unless ordered bv a c : ourt or advanced pursuant to subsection (e) . must be made by the co 1 - porad 1 Jn 1 ,nl • as authorized in the specific case upon a determination that indemnification of the director, office - , - .: mployee or r .; ent is proper in the circumstances . The detfflninat . icn must be made : - (i) By the stoclchdders; . ' _ " I } I B}' the board of directors by majority vcte ofa quorum consisting of directors who were not partii:s tu the act, suit or proceeding; (iii) If a majcrity vote ora quorum consisting of directurs who were not parties to the act, suit or proceeding St' orders, by indept ; aident legal counse! in a written opinion ; or (lv) If a quorum consisting of d : rcctors who were not parties to the act . suit or proceeding cannot be obtained, by independent legal counsel in a written opinion . (e) Expe of officers Md directors incurred in defending a civil r>r criminai action . suit or proceeding must be paid by the corporation as they are incurred anJ in advance of the final disposition of the action, suit or proceeding . upon receipt of an undertaking by or on behalf of the direct .: >r or officer to repay the , ... ,ount jf it is ultimately determined by a court of competent jurisdiction that 11 e is nnt entitled to be indemnified by the corporatiC'n . The provisinr . s of this subsection do not affef .. t any rights to advancement of expenses tc which corporate personnel other than directors or <,ffit . ers may' , :: , entitled under nny contract or 1 Jtherwise by law . t. .. " - 6

(f) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:

(i) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate or articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection (b) or for the advancement of expenses made pursuant to subsection (e) may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(ii) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

ARTICLE XI - PLACE OF MEETING; CORPORATE BOOKS: Subject to the laws of the State of Nevada, the shareholders and the Directors shall have power to hold their meetings, and the Directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the By-Laws or by appropriate resolution.

ARTICLE XII - AMENDMENT OF ARTICLES: The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and shareholders are granted subject to this reservation.

ARTICLE XIII - INCORPORATOR: The name and address of the sole incorporator signing these Articles of Incorporation is as follows:

NAME	POST OFFICE ADDRESS
Max C. Tanner	2950 East Flamingo Road, Suite G Las Vegas, Nevada 89121

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IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 4th day of June, 1997.

Max C. Tanner

ACKNOWLEDGMENT

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

On June 4, 1997, personally appeared before me, a Notary Public, Max C. Tanner, who acknowledged to me that he executed the foregoing Articles of Incorporation for Rapid Retrieval Systems, Inc. a Nevada corporation.

Notary Public - State of Nevada

Notary Public

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FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 12 1997
C12526-97

DEAN HELLER SECRETARY OF STATE

**CERTIFICATE OF ACCEPTANCE
OF APPOINTMENT BY RESIDENT AGENT**

IN THE MATTER OF RAPID RETRIEVAL SYSTEMS, INC.

I, Max C. Tanner, do hereby certify that on the 3rd day of June, 1997, I accepted the appointment as Resident Agent of the above-entitled corporation in accordance with Sec. 78.090, NRS 1957.

Furthermore, that the principal office in this state is located at The Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, City of Las Vegas 89121, County of Clark, State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 1997.

MAX C. TANNER

By: Max C. Tanner
Max C. Tanner, Esq.
Resident Agent

9

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Sep 25 02 03:<J4p 3683 ... ;GENT OF FU NUM9Sl CIQSfo.. I'll, .. tt:>/oz ro '2/oE? !ARR)' A. ROTHMAN POl!di STMETHibiiE1i 3003 KEI.1.!i BEND RD .. •.;;,.;,:: - . :. ,! \ , f, J, · t/'? 'cii'i' SEC R _,,._ . E ..,.,,. . ' f . . .. .: ,. - I,,,; l. \ ', XN0XVILLE 'tN it - - 37922 JA'tMB DORROUGH .. TREASURER DIRECTOR v - . ".u _r 1 - .. . . "' .:.,. .. "".114' ,,• ;_ - : ,..., .· . - . • , ! .,,.._,, .. , \ le:··.··: DIRECTOR iffi , -- "S""'· - ·· - 3, a - a - ' ..s..1.. - --- ·... - . - .. I' p.1 DIRECTOR 6'i'i ' • . . . : - ; - ; .. , . · ' ' i \ ,i ? ;: _.•...,............ . • . .; .. ,,. i - · ) • -

STATE OF NEVADA SECRETARY OF STATE CERTIFJCATE OF REINSTATEMENT l, DEAN HELLER, the duly elected Secretary of State of the State of Nellada, do hereby certify that EUNE ENTERTAINMENT GROUP, INC . , a corporation fanned under the laws of the Stale of Nevada havitlg paid an filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for th e years and in the amounts as follows : 2001 - 2002 list ofClffia!fS + penalty $135.00 2002 - :'.003 list of Officers + penalty $135.00 Reinstatement total $200.00 $470.00 and otherwise complied with the provisions of said section, the said oorporation has been ieinstated, and 1hat by virtue of such reinstatement it is authorized to transact its .business in the same manner as If the aforesaid filing fees, licenses, penalties and costs had been paid when due. IN WITNESS WHEREOF, I have hereunto set my hand and aff!Xed the Great Seal of Stale, at my offlc : e in CafSOll City, Nevada, on September 30 , 2002 . OEANHELLER Seaelary of Stale By: xi . ef aMY'u!/'v Certification Clerk

NOV. -12 02 (TUE) 04:02 CSC TALL P. 002

(2275.00) RC

FILED # C12526-97

NOV 1 2 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

File No. C-112525-1997

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
ELINE ENTERTAINMENT GROUP, INC.

Pursuant to Section 78.390 of the Nevada Revised Statutes of the State of Nevada, the undersigned, being the President of ELINE ENTERTAINMENT GROUP, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), bearing file number C-12526-1997, does hereby certify that the following resolutions were adopted pursuant to the authority of the Board of Directors and the holder of a majority of the Corporation's issued and outstanding voting securities as required by Section 78.390 of the Nevada Revised Statutes:

RESOLVED, that the Board of Directors and the holder of a majority of Corporation's issued and outstanding voting securities, in accordance with applicable Nevada law, hereby increases the number of the Corporation's authorized shares of Common Stock, par value $.001 per share, from 20,000,000 shares to 5,000,000,000 shares; and be it

FURTHER RESOLVED, that the Corporation shall file Articles of Amendment to its Articles of Incorporation reflecting such increase and directs that Section 1 (a) of Article VI Capital Stock - of the Articles of Incorporation of the Corporation be deleted in its entirely and substituted with the following:

ARTICLE VI - CAPITAL STOCK:

Section 1. Authorized Shares. The total number of shares which this Corporation is authorized to issue is 5,005,000,000 shares of Capital Stock at $.001 par value per share as set forth in subsection (a) and (b) of this Section I of Article IV.

(a) The total number of shares of Common Stock which this Corporation is authorized to issue is 5,000,000,000 shares at $.001 par value per share.

Unless specifically amended hereby, all other provisions Article IV of the Corporation's Articles of Incorporation, as amended through the date hereof, remain unchanged and in full force and effect.

The foregoing resolutions and Articles of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the sole director of the Corporation dated October 21, 2002 in accordance with Section 78.315 of the Nevada Revised Statutes, and by the holder of such number of shares of the Corporation's voting securities in excess of number necessary for adoption of this action pursuant to a written consent dated October 21, 2002 in accordance with Section 78.320 of the Nevada Revised

1

11/12/2002 04:08P EH82396 FAX:0F-33740

NOV.-12' 02 (TUE) 04:02 CSC TALL P. 003

File No. C-112528-1997

Statutes.

IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed these Articles of Amendment as of November 12, 2002.

ELINE ENTERTAINMENT GROUP, INC.

By:

Barry A. Rothman, President

2

FILE No.923 11/21 '02 17:27 ID:CSC TALLAHASSEE FAX:850 5211010 PAGE (18/50)
FROM : Barry Rothman FAX NO. : 5614831145 Nov. 22

FILED # C12526-97

NOV 2 5 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED AND ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF ELINE ENTERTAINMENT GROUP, INC.

Pursuant to Section 78.207 of the Nevada Revised Statutes of the State of Nevada, the undersigned, being the President of ELINE ENTERTAINMENT GROUP, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), bearing file number C-12526-1997, does hereby certify that the following resolutions were adopted pursuant to the authority of the Board of Directors:

WHEREAS, the Corporation currently is authorized to issued up to 5,000,000,000 shares of common stock, par value $0.001 and 5,000,000 shares of preferred stock, par value $0.001.

WHEREAS, the Corporation currently has issued and outstanding 70,137,954 shares of common stock.

RESOLVED, that the Corporation shall reverse split its common stock on a ratio of 250 for one by decreasing the number its authorized shares of common stock from 5,000,000,000 shares to 20,000,000 shares, and correspondingly decreasing the number of its issued and outstanding shares of its common stock held by each stockholder of record on November 28, 2002 from 70,137,954 shares to approximately 280,552 shares of common stock, subject to rounding as hereinafter set forth; and be it

FURTHER RESOLVED, that on the effective date of the actions herein adopted, the Corporation's authorized common stock shall consist of 20,000,000 shares, par value $.001 per share; and 5,000,000 shares od preferred stock, par value $0.001 per shares; and be it

FURTHER RESOLVED, that the effective date of the actions herein adopted shall be November 29, 2002; and be it

FURTHER RESOLVED, that no cash will be paid or distributed as a result of the aforedescribed reverse stock split of the Corporation's common stock, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the stock split will be rounded up to the nearest whole share; and be it

FURTHER RESOLVED, that as these actions have been approved by the Corporation's Board of Directors in conformity with the provisions of Section 78.207 of the Nevada Revised Statutes, and no stockholder approval is required in connection therewith.

The foregoing resolutions and this Certificate were adopted by the Board of Directors of the Corporation pursuant to a written consent of the sole director of the Corporation dated November 18, 2002.

IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed this Certificate as of November 18, 2002.

ELINE ENTERTAINMENT GROUP, INC.

By: [signature]
Barry A. Rothman, President

F403-35719

FILE No.109 10-09 '03 11:02 ID:CSC TALLAHASSEE FAX:850 5211010 PAGE 2/ 2

(4/50)

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED AND ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF ELINE ENTERTAINMENT GROUP, INC.

Pursuant to Section 78.207 of the Nevada Revised Statutes of the State of Nevada, the undersigned, being the President of ELINE ENTERTAINMENT GROUP, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), bearing file number C-12526-1997, does hereby certify that the following resolutions were adopted pursuant to the authority of the Board of Directors:

WHEREAS, the Corporation currently is authorized to issued up to 20,000,000 shares of common stock, par value $0.001, and 5,000,000 shares of preferred stock, par value $0.001.

WHEREAS, the Corporation currently has issued and outstanding 2,360,662 shares of common stock.

RESOLVED, that the Corporation shall forward split its common stock on a ratio of three (3) for two (2) by increasing the number its authorized shares of common stock from 20,000,000 shares to 30,000,000 shares, and correspondingly decreasing the number of its issued and outstanding shares of its common stock held by each stockholder of record on November 7, 2003 from 2,360,662 shares to approximately 3,540,993 shares of common stock, subject to rounding as hereinafter set forth; and be it

FURTHER RESOLVED, that on the effective date of the actions herein adopted, the Corporation's authorized common stock shall consist of 30,000,000 shares, par value $.001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share; and be it

FURTHER RESOLVED, that the effective date of the actions herein adopted shall be November 7, 2003; and be it

FURTHER RESOLVED, that no cash will be paid or distributed as a result of the aforedescribed forward stock split of the Corporation's common stock, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the stock split will be rounded up to the nearest whole share; and be it

FURTHER RESOLVED, that as these actions have been approved by the Corporation's Board of Directors in conformity with the provisions of Section 78.207 of the Nevada Revised Statutes, and no stockholder approval is required in connection therewith.

The foregoing resolutions and this Certificate were adopted by the Board of Directors of the Corporation pursuant to a written consent of the sole director of the Corporation dated September 23, 2004.

IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed this Certificate as of September 25, 2003.

FILED # C 12526-97

OCT 0 3 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

ELINE ENTERTAINMENT GROUP, INC.

By: [signature]
Barry A. Rothman, President

10/03/2003 10:31P SH270 F784-888-25635

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller	20050460326-98
Secretary of State	Filing Date and Time: 10/03/2005 10:44 AM
State of Nevada	Entity Number: C12526-1997

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation: ELINE ENTERTAINMENT GROUP, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock: ____________

1.1 Designation and Dividends. The designation of this series, which consists of 250,000 shares of Preferred Stock, is the Class A Convertible Preferred Stock (the "Class A Preferred Stock") and the stated value shall be $.0001 per share. The holders of Class A Preferred Stock shall not be entitled to receive dividends.

1.2 Liquidation Preference. In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Class A Preferred Stock will not be entitled to any liquidation preference and shall be subject to the provisions of Section 1.1 hereof.

1.3 Redemption. The Class A Preferred Stock is not redeemable without the prior express written consent of the holders of a majority of the voting power of all then outstanding shares of such Class A Preferred Stock.

CONTINUED ON FOLLOWING PAGE

3. Effective date of filing (optional): ____________ (must not be later than 90 days after the certificate is filed)

4. Officer Signature: ____________

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.1955 Designation 2003
Revised on: 11/03/03

4. Conversion . Each share of Class A Preferred Stock shalf be convertible, at the sole option of the Corporation, at any time, or from time to time . after the date of issuance of such share at the office of this Corporation into such number of fully paid and non - assessable shares of Common Stock as is determined by mutual agreement of the Corporation and the holder of the Class A Preferred Stock at the time of conversion . 5. Voting Rights . Each share of Class A Preferred Stock shall entitle the holder thereof to 150 votes for each one vote per share of Common Stock, and with respect to such vote, shall be entitled, notwithstanding any provision hereof, to notice of any shareholders meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and any other series of Preferred Stock then outstanding, with respect to any question or matter upon which holders of Common Stock the have the right to vote, Class A Preferred Stock shall also entitle the holders thereof to vote as a separate class as set forth herein and as required by law . _ 1 . - _p tiye Er . 9 . visions . So long as any shares of Class A Preferred Stoe!( . ce outstanding, this Corporation shall not without first obtaining the written approval of the holders of at least a majority of the voting power of the then outstanding shares of such Class A Preferred Stock : (a) sell, convey, or otherwise dispose of or encumber all or substantially all of Its property or business or merge Into or consolidate with any other corporation (other than a wholly - owned subsidiary Corporation) or effect any transaction or series of related transactions In which more than fifty percent ( 50% ) of the voting power of the Corporation is transferred or disposed of ; (b} alter or change the rights, preferences or privileges of the Class A Preferred Stock ; (c) increase or decrease the total number of authorized shares of Class A Preferred Stock ; (d) authorize or issue, or obligate itself to issue, any other equity security, Including any other security convertible into or exercisable for any equity security having rights, preferences or privileges over, or being on a parity with or similar to, the Class A Preferred Stock ; (e) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any security of this Corporation ; (f) change the authorized number of directors of the Corporation . 7. Status of Converted or Redeemed Stock . In the event any shares of Class A Preferred Stock shall be converted or redeemed pursuant to Sections 1 . 3 or 1 . 4 hereof ; the shares so converted or redeemed shall be cancelled and returned to the status of authorized but unissued shares of Preferred Stock . 8. Taxes . This Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Class A Preferred Stock and Common Stock upon conversion of shares of Class A Preferred Stock, excluding any tax or other charge Imposed in connection with any transfer involved In the issue and delivery of shares of Common Stock In a name other than that in which the shares of Class A Preferred Stock so converted were registered .

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 00002350831-82
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/29/2009 11:18 AM
	Entity Number C12526-1997

Certificate of Amendment by Custodian

(PURSUANT TO NRS 78.347)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
Filed by Custodian
(Pursuant to NRS 78.347)

1. Name of corporation:

Eline Entertainment Group, Inc

2. Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian is disclosed as follows:

None

3. Custodian Statement:

Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.

4. Custodian Signature:

Shareholder Advocates, LLC
Name of Custodian

X
Authorized Signature of Custodian

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend by Custodian
Revised: 4-15-09

Filed in the office of , Ross Miller Secretary of State State ofNcvada Document Numli« 20090577302 - 65 Filing 1>1111: and Time 07/27/2009 7:34 AM Entity Number C12526 - 1997 ROSSMILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701 - 4520 (775) 684 5708 Website: www.nvaos.gov Certificate of Designation (PURSUANT TO NRS 78.1955) USEel.ACK INK OHLY ·DONOT HIGHLIGHT ABOVE SPACE IS FORCJFR:E USE ONLY Certfficate Qf Designation For Nevada Profit Corporations (Pursuantto NRS 78.1955) 1,. Na'!'_e of corec,ration: Eline .Entertainment Group, Inc. 2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock. ~'" - .,,,, = (a) The series of Preferred Stock created hereby sbaJl be designated the Convertible Preferred Series "C'' Stock [the "Convertible Preferred Series C Stock"] with a par value ofS0.001 (b} The number of authorized shares of Convertible Prefcaed Series C Stock shaJI be one milJjon (1,000,000) shares. (c) .Each share of Convertible Preferred Series C Stock shall be convertible, at the option of the Holder, into one thousand (1 000) fully paid and nonassessable shares of the Corporation's Common Stock. 3. Effective date of filing: (optional) (must not be later lhan 90 ttavs after the certificate is filed) 4. Signature: (required) Filing Fee: $175.00 IMPORTANT: FaHure to include any of lhe above information and subrrut with the proper fees may c::ause this fihng to be rejected. Th/11 f0t1n must bo11H:COmP1Y1k,d by r,ppraprioto foes. Nevada Seoewy cl $ - Sled< Oit"'!INltion R""bed: J.fl - 09

CERTIFICATE OF DESIGNATION OF CONVERTIBLE PREFERRED SERIES "C" STOCK OF ELINE ENTERTAINMENT GROUP, INC. It is hereby certified that 1. The name of the Corporation Is Elina Entertainment Group, Inc. [hereinafter called the "Corporationj. 2. The Certificate of Incorporation, as amended, of the Corporation authorizes the issuance of five million (5,000,000) shares of Preferred Stock, $0.001 par value, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares In one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or 1he denial of voting powers, preferences and reJative, participating. optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued. 3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series "C" Convertible issue of Preferred Stock: "RESOLVED, that the Board of Directors hereby fixes and determines the designation of the number of shares and the rights, preferences, privileges and restrictions relating to the Convertible Preferred Series C Stock. as follows: {a) Designation . The series of Preferred Stock created hereby shall be designated the Convertible Preferred Series "C• Stock [the •Convertible· Preferred Series C Stock"]. (b) Authorized Shares. The number of authorized shares of Convertible Preferred Series C Stock shall be one million (1,000,000) shares. (c) Ljguidation Rights . fn the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, after setting apart or paying in full the preferential amounts due to Holders of senior capital stock, if any, the Holders of Convertible Preferred Serles C Stock and parity capital stock, if any, shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the Holders of junior capital stock, including Common Stock, an amount equal to $.125 per share [the "Liquidation Preferencej. If upon such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the Holders of the Convertible Preferred Series C Stock and parity capital stock, if any, shall be insufficient to permit in full the payment of the Liquidation Preference, then all such assets of the Corporation shall be distributed ratably among the Holders of the Convertible Preferred Series C Stock and parity capital stock, if any. Neither the consolidation or merger of the

Corporation nor the sale, lease or transfer by the Corporation of all or a part of its assets shall b a deemed a liquidation, dissolution or winding u p o f the Corporation for purposes of this Section (c) . (d) Dividends . The Convertible Preferred Series C Stock is not entitled to receive any dMdends in any amount during which such shares are outstanding. (e) Conversion Rights . Each share of Convertible Preferred Series C Stock shall be convertible, at the option of the Holder, into one thousand (1,000) fully paid and nonassessable shares of the Corporation's Common Stock. The foregoing conversion calculation shall be hereinafter referred to as the "Conversion Ratio." (i) Conversion Procedure. Upon written notice to the Holder, the Holder shall effect conversions by surrendering the certfficate(s) representing the Convertible Preferred Series C Stock to be converted to the Corporation, together with a form of conversion notice satisfactory to the Corporation, which shall be irrevocable. Not later than five (5) business days after the conversion date, the Corporation will deliver to the Holder, (I) a certificate or certificates, which shall be subject to restrictive legends, representing the number of shares of Common Stock being acquired upon the conversion; provided, however , that the Corporation shall not be obligated to issue such certificates until the Convertible Preferred Series C Stock is delivered to the Corporation. If the Corporation does not deliver such certificate(s) by the date required under this paragraph (e) (i the Holder shall be entffled by written notice to the Corporation at any time on or before receipt of such certiflcate(s), to receive one thousand (1,000) Convertible Preferred Series C Stock shares for every week the Corporations fails to deliver Common Stock to the Holder. (Ii) Adjustments on Stock Splits, Dividends and Distributions . If the Corporation, at any time while any Convertible Preferred Series C Stock is outstanding, (a)shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock [whether payable in shares of its Common Stock or of capital stock of any class], (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue reclassification of shares of Common Stock for any shares of capital stock of the Corporation, the Conversion Ratio shall be adjusted by multiplying the number of shares of Common Stock issuable by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding after such event and of which the denominator shall be the number of shares of Common Stock outstanding before such event. Any adjustment made pursuant to this paragraph (e )(iii} shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Whenever the Conversion Ratio is adjusted pursuant to this paragraph, the Corporation shall promptly mail to the

Holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment (iii) Adjustments on Reclassifications, Consolidations and Mergers . In case of reclassif,cation of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantiany all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock ls converted into other securities, cash or property, then each Holder of Convertible Preferred Series C Stock then outstanding shall have the right thereafter to convert such Convertible Preferred Series C Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by Holders of Common Stock following such recfassiflcation, consolidation, merger, sale, transfer or share exchange, and the.Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock Into which such Convertible Preferred Serles C Stock could have been converted Immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The tenns of any such consolidation, merger, sale, transfer or share exchange shall include such temts so as to continue to give to the Holder the right to receive the securities or property set forth in this paragraph {e)(lv) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. (iv) Fractional Shares: Issuance Expenses. Upon a conversion of Convertible Preferred Series C Stock, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but shall issue that number of shares of Common Stock rounded to the nearest whole number. The issuance of certificates for shares of COmmon Stock on conversion of Convertible Preferred Series C Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable In respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable In respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder, and the Corporation shall not be required to Issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. (f) Voting Rights . Except as otherwise expressly provided herein or as required by law, the Holders of shares of Convertible Preferred Series C Stock shall be entitled to vote on any and all matters considered and voted upon by the Corporation's Common Stock. The Holders of the Convertible Preferred Series C Stock shall be entitled to one thousand (1,000) votes per share of Convertible Preferred Series C Stock.

(g) Reservation of Shares of Common Stock. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Convertible Preferred Series C Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Convertible Preferred Series C Stock, such number of shares of Common Stock as shall be issuable upon the conversion of the outstanding Convertible Preferred Series C Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding Convertible Preferred Series C Stock, the Corporation will take such corporate action necessary to increase its authorized shares of Common Stock to such number as shall be sufficient for such purpose. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

IN WITNESS WHEREOF, said Eline Entertainment Group, Inc. has caused this Certificate to be signed by Shareholder Advocates, LLC, its courts appointed Custodian, as of this 14th day of July 2008.

Eline Entertainment Group, Inc.

By: ____________________
Shareholder Advocates, LLC
Court appointed Custodian
Eline Entertainment Group, Inc.

By: ____________________
David Keaveney, Member
Shareholder Advocates, LLC

STATE OF ARIZONA)
) ss.
COUNTY OF MARICOPY)

On this the 14th day of July, 2009, before me, the undersigned Notary Public, personally appeared David Keaveney, proven to me on the basis of satisfactory evidence to be the persons whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the authorized capacities and that by his signature on this instrument, the person, or the entity upon behalf of which the person acted, executed this instrument.

WITNESS my hand and official seal.

JON M. DOBBEN
Notary Public - Arizona
Maricopa County
My Comm. Expires Sep 20, 2011

____
Notary Public

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20090858010-93
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/15/2009 8:15 AM
	Entity Number C12526-1997

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Eline Entertainment Group, Inc. (C12526-1997)

2. The articles have been amended as follows (provide article numbers, if available):

3. Shares

The number of shares with par value is 888,000,000.
The par value is $0.001.

The number of shares without par value is 0.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 51%

4. Effective date of filing (optional): 12/14/09
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

Filed in the office of Document Number 20110003868 - 99 •If' Filing Dmlland TIIIIIC · Ross Miller 01/04/201110:00 AM : Secretary of State State ofNevada

Filed in the office of Barbara K. Ccgavske Secretary of State State ofNevadu Doalmi:nt Number 20150532487 - 77 Filing Date and Time 12/04/2015 9:39 AM Entity Number C12526 - 1997 From: 8775716184 Page: 2/4 Received by: NV Secretary of State Date: 12/4/2015 9:29:20 AM 1111111111111111111111111111111111111111 •1so101• ROSSMILLER Secrets ry of Slate 204 North Carson street, Suite 1 Carson City, Nevada 89701 - 4520 (775) 684 - 5708 Website: www.nvsos.gov Certificate of Designation (PURSUANT TO NRS 78.1955) USE SLACK INK ONLY·DO NOT HIGIUCHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Designation For Nevada Profit Corporations .(Pursuam to NRS 78.1955) t . cl,'TIE:l. Qf.go!J>.Olcltion: iEline Entertainment Group, Inc. 2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, llmit tions, r t ctions and relati t:i.. .. ?.!.. e e>,II<>, - .9. lass or series of st :..........,.,,,.................... This amendment establishes from the eldsting authorized preferred shares, or re - designates if previously established, a series of pref d shares designated Series A, and a series or pref erred shares designated Series B. ' 1. Series A Preferred shares will have the following rights and restrictions. . a) Each share of Preferred Series A wlU be convertible into one thousand (1000) shares of common stock at the request of the shareholder. b) Each share of Preferred Series A wiH hold one thousand (1000) common share votes, even if it has not yet been converted into con;mon 1 shares, and regardless or the number of authorized common shares. , 2. Series B Preferred shares will have the following rights and restrictions. · a) Each share of Preferred Series B will be convertible Into one thousand (1000) shares ol common stock at the request ol the shareholder. b) Preferred Series B shares wHI hold no voling rights whatsoever. , c) Preferred Series B shares will not be convertible into common shares until one (1) year after its issuance, and never in an amount ttiat would cause theholder to own more than 9.99% of the curront number or oulstanding shares of the company. For both Series A and Series B Preferred shares, The company shall not amend, alter. or repeal preferences, rights, powers, or terms; or lhe shares, as to adversely effect the shares without written consent of the holder. This designation does not limit any other rights granted ' by the.articles or Incorporation pertainlng t,o the holdersrights to.coUect dividends or qislribulable amounts upcmJLQL/idalion. ord/liisolulion. (must not be later than 90 days after the certificate Is filed) 4. Signature: (required) Filing Fee: $175.00 IMPORTANT: Failure to include any of the above infOlTTlation and submit with the proper fees may cause this filing to be rejected. This fonn musl be accompanied by appropriate fees Ncva:fo Sccw:my or S1;;1c Stock Ol.'Signatic:m r'!evised; 3 - 6 - 09

d

st.cRBTARY OF STAT13 CERTIFICATE OF EXISTENCE WITH STATUS IN GOOD STANDING I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non - profit corporations, corporation soles, limited - liability companies, limited partnerships, limited - liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate. I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, ELINE ENTERTAINMENT GROUP, INC., as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since June 12, 1997, and is in good standing in this state. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on May 19, 2017. K. - Barbara K. Cegavske Secretary of State Electronic Certificate Certificate Number: C20170519 - 1943 You may verify this electronic certificate online at http://www.nvsos.gov/

STATE OF WYOMING Office of the Secretary of State I, ED MURRAY, Secretary of State of the State of Wyoming, do hereby certify that Eline Entertainment Group, Inc. a business entity originally organized under the laws of Nevada on June 12 , 1997 , did on June 21 , 2017 apply for a Certificate of Domestication and filed Articles of Domestication in the office of the Secretary of State of Wyoming . I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this 21st day of June, 2017 By: C_hri_·s_H_o_s_ha_ w Filed Date: 06/21/2017